Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2026	Dec. 31, 2025
Income Taxes [Abstract]
Income Taxes

10. Income Taxes

For the six months ended June 30, 2026 and 2025 the Company recorded income tax expense of $0.1 million, respectively. The tax provision is primarily attributed to the uncertain tax position recorded in the foreign UK subsidiary.

Deferred tax assets are reduced by a valuation allowance to the extent management believes it is not more likely than not to be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income. Management makes estimates and judgments about future taxable income based on assumptions that are consistent with our plans and estimates. The Company recorded a full valuation allowance as of June 30, 2026 and December 31, 2025. The Company expects that income tax expense will be due to operations in profitable foreign subsidiaries and its uncertain tax position.

12. Income Taxes

The components of loss before income tax expense for the reporting period was as follows (in thousands):

	Year Ended December 31,
	2025	2024
Domestic	(11,348)	$(8,229)
Foreign	(814)	(1,775)
Loss before income tax expense	(12,162)	$(10,004)

The Company recognized income tax expense for the years ended December 31, 2025 and 2024 as follows (in thousands):

	Year Ended December 31,
	2025	2024
Current expense:
Foreign	$72	$43
Total current expense:	72	43

Deferred (benefit) expense:
Foreign	(35)	18
Total deferred (benefit) expense:	(35)	18
Total income tax expense:	$37	$61

A reconciliation of the Company’s statutory income tax rate to the Company’s effective income tax rate for the reporting periods below is as follows:

	Year Ended December 31,
	2025		2024
	Amount	Percent	Amount	Percent
US federal statutory tax rate	$(2,554)	21.0%	$(2,101)	21.0%
State and local income taxes, net of federal income tax effect	—	—%	—	—%
Foreign tax effects:
Italy:
Imputed income	76	(0.6)%	117	(1.0)%
Other	(19)	0.2%	(29)	0.2%
Other foreign jurisdictions	(22)	0.2%	(55)	0.5%
Effect of changes in tax laws or rates	—	—%	—	—%
Effect of cross-border tax laws:
Net CFC tested income:	—	—%	—	—%
Tax Credits	—	—%	—	—%
Change in valuation allowance	2,163	(17.8)%	1,359	(11.2)%
Nontaxable or nondeductible items:
Change in fair value of convertible notes	—	—%	314	(2.6)%
Other	220	(1.8)%	56	(0.5)%
Changes in unrecognized tax benefits	173	(1.4)%	400	(3.3)%
Other Adjustments	—	—%	—	—%
Effective tax rate	$37	(0.3)%	$61	(0.6)%

The Company’s effective tax rate includes the effects of state and local income taxes, net of the federal income tax benefit, which are primarily attributable to New York, where the Company has significant business activities. This state has a higher effective tax rate compared to other jurisdictions where the Company operates.

The components of deferred tax assets (liabilities) for the reporting periods below is as follows (in thousands):

	Year Ended December 31,
	2025	2024
Deferred tax assets:
Net operating loss carryforwards	$7,989	$5,750
Lease liabilities	568	369
Sec. 174 R&D	1,914	2,356
Other	390	144
Total deferred tax assets	10,861	8,619
Valuation allowance	(10,062)	(7,793)
Net deferred tax assets	799	826
Deferred tax liabilities:
Fixed assets	(293)	(477)
Right-of-use assets	(598)	(470)
Net deferred tax liabilities	(891)	(947)
Net deferred tax assets (liabilities)	$(92)	$(121)

As of December 31, 2025 and 2024, the Company had $30.4 million and $21.2 million of U.S. federal net operating loss carryforwards respectively, which has an unlimited carryforward period for the entire balance. As of December 31, 2025 and 2024, the Company had $23.0 million and $19.2 million of state net operating loss carryforwards respectively, which begins to expire in 2039.

As of December 31, 2025, the Company had $5.1 million of foreign net operating loss carryforwards, which is comprised of $5.0 million in the United Kingdom and less than $0.1 million in Italy. The net operating loss carryforwards in both the United Kingdom and Italy have an unlimited carried forward period. As of December 31, 2024, the Company had $4.3 million of foreign net operating loss carryforwards, which is comprised of $4.2 million in the United Kingdom and less than $0.1 million in Italy. The net operating loss carryforwards in both the United Kingdom and Italy have an unlimited carried forward period.

The future realization of the tax benefits from existing temporary differences and tax attributes ultimately depends on the existence of sufficient taxable income. The Company assesses the realizability of its deferred tax assets at each balance sheet date. In assessing the realization of its deferred tax assets, the Company considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The Company considers the projected future taxable income, expected reversal of existing deferred tax liabilities, and tax planning strategies in making this assessment. After consideration of all available evidence, both positive and negative, the Company determined that it is not more likely than not that its net deferred tax assets will be realized in the foreseeable future. As a result, the Company increased its valuation allowance by $2.3 million and $1.8 million as of December 31, 2025 and 2024, respectively.

The Company’s valuation allowance for the years ended December 31, 2025 and 2024 is as follows (in thousands):

	Year Ended December 31,
	2025	2024
Valuation allowance at beginning of year	$7,793	$5,980
Increases recorded to income tax provision	2,269	1,813
Valuation allowance at end of year	$10,062	$7,793

The Company does not provide for U.S. Federal, state, and applicable foreign income and withholding taxes on the financial reporting basis over the tax basis of its foreign subsidiary investments because the Company has the intentions and ability to indefinitely reinvest any potential undistributed earnings of its foreign subsidiaries. As a result, deferred taxes have not been recorded for the outside basis differences in its foreign subsidiaries as of December 31, 2025 and 2024 to the extent such differences are expected to result in future taxable income upon repatriation. The Company reviews its ability and intentions to indefinitely reinvest its potential foreign earnings at each balance sheet. At this time, determination of the unrecognized deferred tax liabilities for temporary differences related to the Company’s investment in non-US subsidiaries is not practicable.

The future realization of the Company’s net operating loss carryforwards and other tax attributes may also be limited by the change in ownership rules under the U.S. Internal Revenue Code Section 382. Under Section 382, if a corporation undergoes an ownership change (as defined), the corporation’s ability to utilize its net operating loss carryforwards and other tax attributes to offset income may be limited. Although the Company has not completed a study to assess whether an ownership change has occurred or whether there have been multiple ownership changes, it will do so once it reaches profitability.

The Tax Cuts and Jobs Act (“TCJA”) requires taxpayers to capitalize and amortize research and development (“R&D”) expenditures under section 174 for tax years beginning after December 31, 2021. This rule became effective for the Company during 2022. These costs were required to be amortized for tax purposes over 5 years for R&D performed in the U.S. and over 15 years for R&D performed outside of U.S.

The One Big Beautiful Bill Act (“OBBBA”) was passed and became effective for the Company during 2025. The legislation includes, among other provisions, permanent full expensing for certain business assets, changes to the interest deduction limitation under Section 163(j), amendments to international tax provisions including the global intangible low-taxed income (“GILTI”) and foreign-derived intangible income (“FDII”) regimes, the permanent extension of the controlled foreign corporation (“CFC”) look-through rule, as well as modifications to the treatment of research and development expenditures mentioned above.

Congress modified the treatment for research and development expenditures by adding new Section 174A, which applies for tax years beginning after December 31, 2024. Section 174A permits the immediate deduction of domestic R&D expenditures or, at the taxpayer’s election, capitalization and amortization over a period of at least five years beginning when the related benefits are first realized. Foreign R&D expenditures continue to be capitalized and amortized over 15 years. Transition provisions allow taxpayers either to continue amortizing amounts capitalized under the TCJA rules or to deduct remaining unamortized domestic R&D expenditures in the first tax year beginning after December 31, 2024. The Company has elected to continue amortizing previously capitalized domestic R&D expenditures over the remaining amortization period permitted under OBBBA. As of December 31, 2025 and 2024, the Company had $7.9 million and $8.5 million of net capitalized R&D expenditures respectively, that begins to be fully amortized in 2027.

The calculation and assessment of the Company’s income tax exposures generally involves the uncertainties in the application of complex tax laws and regulations for federal, state, and foreign jurisdictions. A tax benefit from an uncertain tax position may be recognized when it is more likely than not that the position will be sustained upon local tax examination including resolutions of any related appeals or litigation on the basis of the technical merits.

The Company’s major jurisdictions where it files income tax returns and therefore subject to tax examinations by local tax authorities are in the US and U.K. The Company is not currently under examination for income taxes, and is not aware of any issues under review that could result in significant payments, accruals or material deviation from its tax positions. To the extent the Company has tax attribute carryforwards, the tax years in which the attribute was generated may still be adjusted upon examination by local tax authorities to the extent utilized in a future period. The statute of limitations for the Company have generally expired for tax years prior to 2019.

As of December 31, 2025, the Company recorded unrecognized tax benefits of $1.4 million, which if recognized would impact the effective tax rate by $0.1 million. As of December 31, 2024, the Company recorded unrecognized tax benefits of $1.1 million, which if recognized would impact the effective tax rate by less than $0.1 million. As of December 31, 2025 and 2024, the Company has not recorded any interest and penalties. The Company’s policy is to recognize interest and penalties related to uncertain tax positions in the provision for income taxes.

The following table summarizes the activity related to the Company’s total unrecognized tax benefits (in thousands):

	Year Ended December 31,
	2025	2024
Unrecognized tax benefits, beginning of period	$1,101	$707
Increases for current year tax positions	183	394
Foreign exchange impact	80	—
Unrecognized tax benefits, end of period	$1,364	$1,101